                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  March 16, 2000
                                                        --------------


                   COMMUNICATIONS WORLD INTERNATIONAL, INC.
                   ----------------------------------------
              (Exact Name of Registrant as Specified in Charter)

  Commission file number: 0-30220


               Colorado                                        84-0917382
  ---------------------------------                       -------------------
    (State or other jurisdiction                           (I.R.S. Employer
  of incorporation or organization)                       Identification No.)


  7315 South Revere Parkway, Unit 602, Englewood, Colorado        80112
  ---------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)

                                (303) 721-8200
              --------------------------------------------------
              Registrant's telephone number, including area code

Item 2.   Acquisition or Disposition of Assets

Effective March 16, 2000, the Company through its wholly owned subsidiary, CommWorld Acquisition Corporation, purchased certain assets and assumed certain liabilities of Telecom Systems ("Telecom") a wholly owned business unit of Allstar Systems, Inc. Telecom provides communications solutions to businesses in the Houston metropolitan area.

The Company acquired inventory of approximately $50,000, and the ongoing business operations of Telecom. The Company intends to continue to use the asset acquired in providing communications solutions to businesses.

The Company made a cash payment of $250,000. In addition the Company agreed to provide warranty services to Telecom's customers of up to a maximum of $30,000. The Company will issue shares of its common stock with a value of up to $300,000 based on the performance of the acquired operations for the six month period after closing. The Company used internal funds for the acquisition, which were derived primarily from a recent private offering of notes and warrants.

Prior to the acquisition, there was no material relationship between the Company and Telecom.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          The required financial statements of the business acquired are set forth below.

                              --------------------------------------------------
                              Telecom Systems
                              (A Wholly Owned
                              Business Unit of Allstar
                              Systems, Inc.)

                              Statement of Assets Acquired as of December 31, 1999 and the Related Statements of Direct Revenues and Direct Operating Expenses for Each of the Two Years in the Period Ended December 31, 1999 and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To Allstar Systems, Inc.:

We have audited the accompanying statement of assets acquired of Telecom Systems ("Telecom"), a wholly owned business unit of Allstar Systems, Inc. as of December 31, 1999 pursuant to the Asset Purchase Agreement by and among Commworld Acquisition Corporation, Communications World International, Inc. and Allstar Systems, Inc., dated as of March 16, 2000 (the "Agreement"), and the related statement of direct revenues and direct operating expenses for each of the two years in the period ended December 31, 1999. These statements are the responsibility of Allstar Systems, Inc.'s management. Our responsibility is to express an opinion on the statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared to present the assets and operations of Telecom to be acquired pursuant to the Agreement described in Note 1 and are not intended to be a complete presentation of the assets or operations of Telecom.

In our opinion, such statements present fairly, in all material respects, the assets acquired as of December 31, 1999 and the direct revenues and direct operating expenses for each of the two years in the period ended December 31, 1999 of Telecom, pursuant to the Agreement referred to above, and as described in Note 1 to the statements in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche

March 17, 2000

TELECOM SYSTEMS
(A Wholly Owned Business Unit Allstar Systems, Inc.)

STATEMENT OF ASSETS ACQUIRED (Note 1)
AS OF DECEMBER 31, 1999 (In Thousands)
--------------------------------------------------------------------------------

ASSETS ACQUIRED - Inventory                                              $1,267
                                                                         ======

See notes financial statements.

TELECOM SYSTEMS
(A Wholly Owned Business Unit Allstar Systems, Inc.)

STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES (Note 1)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                               1999     1998
DIRECT REVENUE                                               $ 4,069  $ 7,499

COST OF GOODS SOLD                                             3,461    5,173
                                                             -------  -------

       Gross profit                                              608    2,326

DIRECT SELLING, GENERAL AND ADMINISTRATIVE EXPENSES            2,461    2,763
                                                             -------  -------

DIRECT OPERATING LOSS                                        $(1,853) $  (437)
                                                             =======  =======

See notes financial statements

TELECOM SYSTEMS

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1999 AND 1998 (In Thousands)
--------------------------------------------------------------------------------

1. ORGANIZATION AND BASIS OF PRESENTATION

     Telecom Systems ("Telecom") is a wholly owned business unit of Allstar Systems, Inc. ("Allstar"). Telecom markets, installs and services business telephone systems, along with a variety of related products including hardware and software for data and voice integration, wide area connectivity and telephone system networking, wireless communications and video conferencing primarily in Texas.

     On March 16, 2000, the inventory and ongoing operations of Telecom were sold to Commworld Acquisition Corporation. ("Commworld"). Under terms of the sale, Allstar received $250 cash and the ability to obtain restricted stock in Communications World International, Inc., Commworld's parent, contingent upon the performance of the acquired operations during the six month period subsequent the closing date. Additionally, Commworld has agreed to provide all of Telecom's telephone equipment warranty obligations up to a maximum of $30. Any excess warranty costs incurred by Commworld will be billed to Allstar at an agreed upon rate.

     The accompanying statement of assets acquired represents the assets of Telecom at their historical cost. The statement of direct revenue and direct operating expenses include only those amounts related to the operations of Telecom. Allstar manages its various business units under the shared services concept whereby accounting, corporate, distribution and MIS department personnel perform services directly for each business unit. Such expenses performed for Telecom and included in selling, general and administrative expenses were approximately $483 and $429 for the years ended December 31, 1998 and 1999, respectively.

     These statements are not necessarily indicative of the financial condition or results of operations that would have resulted had Telecom been operated as a stand-alone entity. Additionally, the distinct and separate accounts necessary to present an individual balance sheet as of December 31, 1999 and the related statements of operations and cash flows for the each of the two years in the period ended December 31, 1999 in accordance with generally accepted accounting principles have not been maintained and, therefore, are not presented.

2. SIGNIFICANT ACCOUNTING POLICIES

     Inventory - Inventory consists primarily of telephone systems, cabling and replacement parts and is valued at the lower of cost or market with cost determined on the first-in first-out method.

     Property and Equipment - Expenditures for repairs and maintenance are charged to expense when incurred, while expenditures for betterments are capitalized. Disposals are removed at cost less accumulated depreciation with the resulting gain or loss reflected in operations in the year of disposal. For the years ended December 31, 1998 and 1999 losses of $0 and $161, respectively, were recognized by Telecom and are reflected in cost of goods sold in the statement of direct revenues and direct operating expenses. Depreciation expense for the years ended December 31, 1998 and 1999 was approximately $133 and $117, respectively.

     Impairment of Long-Lived Assets - Telecom records impairment losses on long-lived assets used in operations when events and circumstances indicate that the assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount of those assets. For the years ended December 31, 1998 and 1999 no impairment losses were recorded.

     Revenue Recognition - Revenue from the sale of products is recognized when the product is shipped. Service income is recognized ratably over the service contract life. Bad debt expense for the years ended December 31, 1998 and 1999 were $45 and $163, respectively.

     Revenues resulting from installations of equipment for which duration is in excess of three months are recognized using the percentage-of-completion method. The percentage of revenue recognized on each contract is based on the most recent cost estimate available. Revisions of estimates are reflected in the period in which facts necessitating the revision become known; when a contract indicates a loss, a provision is made for the total anticipated loss. At December 31, 1998, Telecom had $3,248 of such contracts in progress and $1,322 of revenue had not been recognized along with $736 of costs related to those revenues. At December 31, 1999, Telecom had $1,357 of such contracts in progress and $628 of revenue had not been recognized along with $372 of costs related to those revenues.

     Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.
                                    ******

(b)  Pro Forma Financial Information (unaudited)

The following pro forma summary financial information has been prepared giving effect to the acquisition of Telecom Systems ("Telecom"), a wholly owned business unit of Allstar Systems, Inc. ("Allstar") as if the transaction had taken place at April 30, 1999 for the pro forma condensed consolidated balance sheet and May 1, 1998 for the pro forma condensed consolidated income statements for the year ended April 30, 1999. The financial information provided for Telecom for the Results of Operations for the Year Ended April 30, 1999 has been adjusted by adding subsequent interim period results to the Statement of Direct Revenues and Direct Expenses for the year ended December 31, 1998 and deducting the comparable preceding year interim period results.

The acquisition has been accounted for as a purchase. The carrying value of the asset acquired has been adjusted to reflect the estimated fair market value at the date of acquisition.

The pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the acquisition been consummated at the foregoing date or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements Communications World International, Inc. (CommWorld), is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the acquisition had occurred at April 30, 1999.

                   Communications World International, Inc.
          Pro Forma Condensed Consolidated Balance Sheet (unaudited)
                                April 30, 1999
                                (in thousands)


                                                     Historical Financial
                                                          Statements
                                                 -----------------------------
                                                 April 30,        December 31,                                   Pro Forma
                                                    1999              1999            Pro forma                 Consolidated
                                                                    Telecom           ---------                  Financial
                                                 CommWorld          Systems          Adjustments                 Statements
                                                 ---------       -------------     ----------------             ------------
ASSETS
------
Current assets:
   Cash                                             $   57                                                          $   57
   Trade accounts and current portion of
    notes receivable                                 1,353                                                           1,353
   Inventories                                         332              $1,267              $(1,217) (a)               382
   Other current assets                                 46                                                              46
                                                    ------                                                          ------
       Total current assets                          1,788                                                           1,838

Property and equipment, net                            264                                                             264
Deposits and other assets                               74                                                              74
Deferred tax asset                                   1,006                                                           1,006
Intangible assets, net                               1,687                                      230 (a)              1,917
                                                    ------                                                          ------

        Total                                       $4,819                                                          $5,099
                                                    ======                                                          ======

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current liabilities:
   Trade accounts payable                           $1,817                                                         $ 1,817
   Revolving line of credit                            497                                                             497
   Current portion of notes payable                    766                                                             766
   Accrued expenses and other                          375                                       30 (a)                405
                                                    ------                                                         -------
      Total current liabilities                      3,455                                                           3,485

Notes payable and other                                428                                      250 (a)                678
                                                    ------                                                         -------

       Total liabilities                             3,883                                                           4,163
                                                     -----                                                           -----

Stockholders' equity:
   Convertible preferred stock                         586                                                             586
   Common stock                                      7,121                                                           7,121

   Additional paid-in capital                          551                                                             551
   Retained earnings (Accumulated deficit)          (7,322)                                                         (7,322)
                                                    ------                                                         -------
        Total stockholders' equity                     936                                                             936
                                                    ------                                                          ------

                                                   $ 4,819                                                         $ 5,099
                                                    ======                                                          ======

See following notes to Pro Forma adjustments.

                    Communications World International, Inc.
            Pro Forma Condensed Statement of Operations (unaudited)
                       For the Year Ended April 30, 1999
              (in thousands except earnings per share information)


                                                  Historical        Pro Forma
                                                  Financial         Financial
                                                  Statement         Statement
                                                  April 30,         April 30,
                                                    1999             1999                                       Pro forma
                                                                    Telecom           Pro forma                Consolidated
                                                                    --------         -----------               Financial
                                                  CommWorld         Systems          Adjustments               Statements
                                               ----------------  ----------------  ---------------            ------------


Revenue:
   Franchise equipment sales                        $    5,362            $    -                                  $    5,362
   Direct equipment and service sales                    3,505             7,669                                      11,174
   Other revenue                                           283                 -                                         283
                                                    ----------            ------                                  ----------
        Total revenue                                    9,150             7,669                                      16,819
                                                    ----------            ------                                  ----------

Costs and expenses:
   Cost of franchise equipment sales                     4,759                 -                                       4,759
   Cost of direct equipment and service                  2,325             5,210                                       7,535
     sales
   Selling, general and administrative                   2,992             2,634            $(489)   (d)               5,137
   Interest Expense                                        254                                 20    (b)                 274
   Depreciation and amortization                           171               137               14    (c)                 185
                                                             -                 -             (137)   (e)                   -
                                                    ----------            ------                                  ----------
                                                        10,501             7,981                                      17,890
                                                    ----------            ------                                  ----------

Income (loss) from continuing operations            $   (1,351)           $ (312)                                 $   (1,071)
                                                    ==========            ======                                  ==========

Loss per share:
          Loss from continuing operations           $     (.56)                                                   $     (.44)
                                                    ==========                                                    ==========

Weighted average number of common shares
 outstanding                                         2,409,816                                                     2,409,816

Notes to Pro forma adjustments:

(a) To record the purchase of the inventory and ongoing operations of Telecom. Inventory was recorded at estimated liquidation value of $50,000 at the date of acquisition. A provision of $30,000 was provided to reflect the agreement to provide warranty service to Telecom's customers.

(b)  Accrued interest on acquisition debt.

(c)  Amortization of goodwill over a period of 20 years.

(d) Adjustment to eliminate allocation of corporate overhead to Telecom Systems from Allstar which would duplicate services included in the Company's general and administrative expense.

(e) Adjustment to eliminate depreciation for assets which were not acquired as part of the transaction.

(f) The diluted weighted average common shares outstanding and the diluted loss per share are not presented, as the effect would be anti-dilutive.

The following pro forma summary financial information has been prepared giving effect to the acquisition of Telecom Systems ("Telecom"), a wholly owned business unit of Allstar Systems, Inc. ("Allstar"), as if the transaction had taken place at May 1, 1999 for the pro forma condensed consolidated income statements for the six months ended January 31, 2000.

The pro forma financial information is not necessarily indicative of the results of operations which would have been attained had the acquisition been consummated at the foregoing date or which may be attained in the future.

                   Communications World International, Inc.
     Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                  For the Nine Months Ended January 31, 2000
             (in thousands except earnings per share information)


                                                      Historical Financial
                                                           Statements
                                                       Nine Months Ended
                                             -----------------------------------
                                               January 31,         December 31,                                 Pro forma
                                                 2000                  1999                                    Consolidated
                                                                    Telecom           Pro forma                 Financial
                                                  CommWorld         Systems          Adjustments                Statements
                                               ----------------    -----------       -----------               -------------
Revenue:
   Franchise equipment sales                        $    3,950           $     -                                  $    3,950
   Direct equipment and service sales                    6,789             2,773                                       9,562
   Other revenue                                           300                 -                                         300
                                                    ----------           -------                                  ----------
        Total revenue                                   11,039             2,773                                      13,812
                                                    ----------           -------                                  ----------

Costs and expenses:
    Cost of franchise equipment sales                    3,602                 -                                       3,602
    Cost of direct equipment and service                 4,530             2,490                                       7,020
     sales
    Selling, general and administrative                  3,159             1,738            $(338)   (a)               4,559
    Interest Expense                                       258                 -                                         258
    Depreciation and amortization                          181                86            $   9    (b)                 190
                                                             -                 -              (86)   (c)                   -
                                                    ----------           -------                                  ----------
                                                        11,730             4,314                                      15,629
                                                    ----------           -------                                  ----------

Income (loss) from operations                             (691)           (1,541)                                     (1,817)

Income tax benefit                                           -                 -                                           -
                                                    ----------           -------                                  ----------

Net income (loss)                                   $     (691)          $(1,541)                                 $   (1,817)
                                                    ==========           =======                                  ==========

Loss per share:
          Net Loss                                       $(.10)                                                   $     (.27)
                                                    ==========                                                    ==========

Weighted average number of common shares
 outstanding                                         6,734,900                                                     6,734,900

Notes to Pro forma adjustments:

(a) Adjustment to eliminate allocation of corporate overhead to Telecom Systems from Allstar which would duplicate services included in the Company's general and administrative expense.

(b)  Amortization of goodwill over a period of 20 years.

(c) Adjustment to eliminate depreciation for assets which were not acquired as part of the transaction.

(d) The diluted weighted average common shares outstanding and the diluted loss per share are not presented, as the effect would be anti-dilutive.

(c)    Exhibits

       2.1 Asset Purchase Agreement dated March 16, 2000 by and among CommWorld Acquisition Corporation, and Allstar Systems, Inc.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Communications World International, Inc.
                                    ----------------------------------------
                                    (Registrant)


Date: March 30, 2000                /s/ David E. Welch
      --------------                -----------------------------------
                                    David E. Welch, Chief Financial Officer